UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

HELM CAPITAL GROUP, INC.

(Exact name of registrant as specified in charter)

State of Delaware	1-8292	59-0786066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27 Overlook Drive, Chappaqua, NY		10514
(Address of principal executive offices)		(zip code)

914-924-0365
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 31, 2004, Helm Capital Group, Inc., a Delaware corporation (the “Company”), acquired certain distribution and other rights under a Binding Letter of Intent with GlycoBioSciences, Inc. (“Glyco”). The Binding Letter of Intent was between GBS Labs, Inc., a New York corporation (“GBS”), and Glyco.  A copy of the Binding Letter of Intent is attached hereto as Exhibit 10.1.  The Company acquired the rights under the Binding Letter of Intent when GBS was merged with and into a wholly-owned subsidiary of the Company, Helm Pharmaceuticals, Inc., a Delaware corporation, which merger was effectuated on December 31, 2004. A copy of the Agreement and Plan of Merger pursuant to which the merger was effectuated is attached hereto as Exhibit 10.2 The Company’s equity and distribution rights are subject to the Company’s making an aggregate of $2,000,000 of payments to Glyco in installments; $700,000 of these payments have been made.  The Company plans to fund the remaining payments either through capital raising activities or through receipts generated from its operations.  However, there is no assurance that it will be able to do so. The Company’s distribution rights are also subject to its achieving a minimum of $500,000 of net sales from its exercise of the distribution rights after the first year (i.e. commencing November 18, 2005).  The aforementioned exhibits explain in detail the terms and conditions of the transactions.

On January 14, 2005, the Registrant issued a press release announcing the above-described transaction, a copy of which is attached to this Form 8-K as Exhibit 99.1, and is incorporated by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

10.1	Binding Letter of Intent and Memorandum of Agreement between GlycoBioSciences, Inc. and GBS Labs, Inc.
10.2	Agreement and Plan of Merger, dated as of December 30, 2004, between GBS Labs, Inc. and Helm Capital Group, Inc.
99.1	Press Release, dated January 14, 2005, entitled “Helm Announces New Management and Acquisition of Distribution Rights to Over-the-Counter Pharmaceutical Products”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELM CAPITAL GROUP, INC.

Date: January 14, 2005	By:	/s/ Russell J. Hoffman
Russell J. Hoffman

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Binding Letter of Intent and Memorandum of Agreement between GlycoBioSciences, Inc. and GBS Labs, Inc.
10.2	Agreement and Plan of Merger, dated as of December 30, 2004, between GBS Labs, Inc. and Helm Capital Group, Inc.
99.1	Press Release dated January14, 2005entitled “Helm Announces New Management and Acquisition of Distribution Rights to Over-the-Counter Pharmaceutical Products”